SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 7, 2022

Touchpoint Group Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36530	46-3561419
State of Incorporation	Commission File Number	IRS Employer I.D. Number

4300 Biscayne Blvd, Suite 203

 Miami, Florida 33137

(Address of Principal Executive Offices)

Registrant’s telephone number: (305) 420-6640

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	TGHI	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 8, 2022, the Board of Directors of Touchpoint Group Holdings Inc. (the “Company”) confirmed that Martin Ward has been the Secretary of our Company since November 30, 2012, and appointed him to continue to serve as Secretary of our company until such time as he shall resign or otherwise be removed in accordance with the Bylaws of the Company.

Item 7.01 Regulation FD Disclosure

On April 7, 2022, we issued a press release announcing that our AIR RACE subsidiary had entered into a multi-year host city agreement with Borneo Airlines Sdn. Bhd. to host an Air Race World Championship event in September of 2022, 2023 and 2024. A copy of the Press Release has been filed as an Exhibit to this Report. . Borneo Airlines Sdn. Bhd, is a Malaysian Aviation and Marketing Company, and this will be the first time an ARWC event will be held in Malaysia since the race in 2014.

The information in this item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by Air Industries under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. Borneo Airlines Sdn. Bhd, is a Malaysian Aviation and Marketing Company, and this will be the first time an ARWC event will be held in Malaysia since the race in 2014.

Item 8.01 Other Events.

Subsequent to our sale of 85,000 shares of Series B Preferred Stock to Geneva Roth Remark Holdings, Inc. (“GR”) pursuant to a Series B Preferred Stock Purchase Agreement dated January 5, 2022, we entered into three additional Series B Preferred Stock Purchase Agreements with GR dated February 3, 2022, February 7, 2022 and March 14, 2022, pursuant to which we sold to GR an aggregate of 243,000 shares of Series B Preferred Stock. Each share of Series B Preferred Stock has a stated value of $1.00 per share. Pursuant to the three Purchase Agreements we received a gross amount equal to the stated value of the shares of Series B Preferred Stock sold, $243,000, from which we paid the legal fees incurred by GR which, in each case were $3,000.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Series B Preferred Stock Purchase Agreement dated February 3, between Touchpoint Group Holdings, Inc. and Geneva Roth Remark Holdings, Inc.

10.2	Series B Preferred Stock Purchase Agreement dated February 7, 2022, between Touchpoint Group Holdings, Inc. and Geneva Roth Remark Holdings, Inc.

10.3	Series B Preferred Stock Purchase Agreement dated March 14, 2022, between Touchpoint Group Holdings, Inc. and Geneva Roth Remark Holdings, Inc.

99.1	Text of Press release dated April 7, 2022 issued by Touchpoint Group Holdings Inc. .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2022

TOUCHPOINT GROUP HOLDINGS INC.

By:	/s/ Martin Ward
Mark Ward, Chief Financial Officer